SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        September 20, 2004
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

       On September 20, 2004, Unocal Corporation ("Unocal") announced by press release that it had joined with representatives from other participating companies on September 20, 2004 in signing a resolution sanctioning the Phase 3 development of the Azeri-Chirag-Deepwater Gunashli ("ACG") field in the Azerbaijan sector of the Caspian Sea. The Phase 3 project represents the next significant development phase of the ACG production-sharing agreement ("PSA"), which is operated by Azerbaijan International Operating Company ("AIOC"). Phase 3 offshore facilities will comprise of a 48-slot drilling, utilities and quarters platform that is bridge-linked to a production, compression, water injection and utilities platform in Deepwater Gunashli. The start of oil production from Phase 3 is currently planned for mid-2008. All associated gas, except for fuel requirements, will be delivered to the State Oil Company of Azerbaijan ("SOCAR").

       Unocal Khazar Ltd., a wholly owned Unocal subsidiary, has a 10.3 percent working interest in the ACG PSA and AIOC. Ownership in the AGC PSA and AIOC also includes SOCAR (10% working interest) and eight other foreign oil companies: BP (operator, 34.1%), INPEX (10.0%), Statoil (8.6%), ExxonMobil (8%), TPAO (6.8%),
Devon (5.6%), Itochu (3.9%), and Amerada Hess (2.7%).

       The development of the ACG field has been divided into four parts: Early Oil and Phases 1, 2 and 3. The Early Oil project is currently producing about 148,000 barrels of oil per day (gross). Phase 1 is expected to come on line in 2005; Phase 2 in 2006. Total production from the ACG field is expected to peak at more than 1.1 million barrels of oil per day in 2009 after Phase 3 comes on line.

This filing contains forward-looking statements about matters such as drilling and development plans, and production rates, timing and growth. Although these statements are based upon Unocal's current expectations and beliefs, they are subject to known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those described in, or implied by, the forward-looking statements, including volatility in commodity prices and the effectiveness of Unocal's hedging program; the accuracy of estimates and judgments regarding hydrocarbon resources and formations; decline rates of producing properties; adverse geological and other operational factors; the extent of Unocal's operating cash flow and other capital resources available to fund its capital expenditures; international and domestic regulatory, political, and economic factors; performance by foreign government entities, joint venture partners, independent contractors, equipment suppliers and other third parties; competition within Unocal's highly competitive industry; and other risks and uncertainties discussed in Unocal's 2003 Annual Report on Form 10-K, as amended, and subsequent reports filed by Unocal with the Securities and Exchange Commission (SEC File No. 1-8483). Copies of Unocal's SEC filings are available from Unocal by calling 800-252-2233 or from the SEC by calling 800-SEC-0330. The reports are also available on the Unocal web site. Unocal undertakes no obligation to update the forward-looking statements in this filing to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNOCAL CORPORATION
                                                     (Registrant)





Date: September 21, 2004                       By: /s/ JOE D. CECIL
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                                                  Joe D. Cecil
                                                  Vice President and Comptroller